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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2004

WYOMING	333-41516	98-0226032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.

SUITE 1600, 777 DUNSMUIR STREET
PO BOX 10425 PACIFIC CENTRE
VANCOUVER, BRITISH COLUMBIA CANADA V7Y 1K4
(Address of principal executive offices) (Zip code)

(604) 689-7317
(Registrant's telephone number, including area code)

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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.
Exhibit No.	Description
99.1	Press Release

ITEM 9.       REGULATION FD DISCLOSURE

Luna Gold Corp. announces that it has entered into a formal co-operative agreement with Yunnan Nonferrous Mining and Geology Ltd. ("YNMG") pursuant to which the parties have agreed to establish a Sino-Foreign Co-operative Joint Venture company in Yunnan Province, PRC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LUNA GOLD CORP. (Registrant)

May 17, 2004	/s/ Marcel de Groot
Marcel de Groot, Secretary, Principal Financial Officer and a member of the Board of Directors